UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2016
Date of Report (Date of earliest event reported)
NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)
(801) 345-1000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

On July 27, 2016, the United States District Court for the District of Utah granted preliminary approval for a Stipulation and Agreement of Settlement (the "Agreement") regarding the consolidated derivative complaint that was purportedly asserted on behalf of Nu Skin Enterprises, Inc. (the "Company"). The Agreement requires the Company to implement certain corporate governance measures, and it requires the Company and/or its insurers to pay or cause to be paid to Plaintiffs' counsel attorneys' fees and expenses in the total amount of $1,275,000. The Company currently anticipates that its insurers will pay approximately $1,000,000 of this amount.

In accordance with the Agreement, the Company is publishing the Summary Notice of Settlement of Nu Skin Enterprises, Inc. Derivative Action and Settlement Hearing that appears below (the "Summary Notice"). The Agreement, as well as a Notice to Current Nu Skin Stockholders (the "Notice") describing in greater detail the derivative action, the Agreement and the rights of current stockholders of the Company with regard to the Agreement, are included as exhibits hereto and will be available on the investor relations portion of the Company's website at http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9MzQ2MzEwfENoaWxkSUQ9LTF8VHlwZT0z&t=1&cb=636053392739323285 and
http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9MzQ2MzA5fENoaWxkSUQ9LTF8VHlwZT0z&t=1&cb=636053392916717183, respectively, until October 7, 2016. The contents of the Company's website shall not be deemed to be incorporated by reference into this report.

SUMMARY NOTICE OF SETTLEMENT OF NU SKIN ENTERPRISES, INC. DERIVATIVE ACTION AND SETTLEMENT HEARING

TO: ALL OWNERS OF NU SKIN ENTERPRISES, INC. ("NU SKIN" OR THE "COMPANY") COMMON STOCK AS OF JULY 13, 2016 ("CURRENT NU SKIN STOCKHOLDERS").

YOU ARE HEREBY NOTIFIED that the parties to the above-captioned stockholder derivative action, as set forth in In re Nu Skin Enterprises, Inc. Shareholder, Civ. Case No. 2:14-cv-00107-JNP (Cons.) (the "Action"), have reached a settlement (the "Settlement") to resolve the issues raised in the Action. The parties have entered into a Stipulation of Settlement (the "Stipulation") setting forth the terms of the Settlement. The Settlement, if approved by the Court, would fully, finally and forever resolve the Action on the terms set forth in the Stipulation.

The Action and Settlement address claims alleging that certain current and former directors and officers of Nu Skin breached their fiduciary duties by causing and or allowing the Company's operations in China to function as a pyramid scheme, in violation of Chinese law. Moreover, the Action alleges that the Individual Defendants failed to disclose this fact in the Company's filings with the United States Securities and Exchange Commission ("SEC"), rendering these financial statements false and misleading at all relevant times. Nu Skin has implemented or, to the extent Nu Skin has not done so, will implement certain corporate governance reforms as specifically set forth at Exhibit A of the Stipulation.

The Individual Defendants have denied, and continue to deny, all allegations of wrongdoing and that they have any liability on the claims asserted in the Action. Nu Skin also has denied and continues to deny the claims in the Action.

PLEASE BE FURTHER ADVISED that pursuant to an Order of the United States District Court for the District of Utah (the "Court"), a hearing (the "Settlement Hearing") will be held before the Honorable Jill N. Parrish on October 6, 2016 at 2 p.m. in Courtroom 8.2 located at 351 South West Temple, Salt Lake City, UT, 84101 (i) to determine whether the terms and conditions of the Settlement are fair, reasonable, adequate, and in the best interests of Nu Skin and the Current Nu Skin Stockholders; (ii) to determine whether the Judgment should be entered dismissing the Action with prejudice, releasing the Released Claims, and enjoining and/or barring prosecution of any and all Released Claims; (iii) to determine whether the Fee Award should be approved; and (iv) to consider such other matters as may properly come before the Court. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof without further notice to Current Nu Skin Stockholders.

A detailed Notice to Current Nu Skin Stockholders (the "Notice") describing in greater detail the Action, the proposed Settlement, and the rights of Current Nu Skin Stockholders with regard to the Settlement is available on Nu Skin's website at http://ir.nuskin.com. The full terms of the Stipulation may be inspected at the Office of the Clerk of the United States District Court for the District of Utah located at 351 South West Temple, Salt Lake City, UT, 84101, during regular business hours of each business day.

If you are a Current Nu Skin Stockholder, your rights to pursue certain derivative claims on behalf of Nu Skin may be affected by the Settlement. A Current Nu Skin Stockholder wishing to assert an objection to the Settlement must, at least fourteen (14) days prior to the Settlement Hearing, (1) file with the Clerk of the Court a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of ownership of Nu Skin common stock through the date of the Settlement Hearing, including the number of shares of Nu Skin common stock held by the shareholder and the date(s) of purchase; and (c) any documentation in support of such objection; and (2) if a Current Nu Skin Stockholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (1) above, filed with the Clerk of Court: (a) a written notice of such shareholder's intention to appear; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the shareholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony. Copies of any such filings must also simultaneously be served (either by hand delivery or by first-class mail) on the parties' counsel of record as set forth in the Notice posted on Nu Skin's website.

Current Nu Skin Stockholders have the right to object to the Settlement in the manner provided herein, and failure to object in the manner provided in the Notice at least fourteen (14) days prior to the Settlement Hearing will be deemed a waiver of all objections. Any Current Nu Skin Stockholder who fails to properly object will be bound by the Judgment to be entered and the releases to be given, unless otherwise ordered by the Court.

Any inquiries regarding the Settlement or the Action should be directed to Plaintiffs' Counsel:

BRETT D. STECKER
THE WEISER LAW FIRM, P.C.
22 Cassatt Ave., Suite 100
Berwyn, PA 19312
Telephone: (610) 225-2677

David Wales
BERNSTEIN LITOWITZ BERGER & GROSSMANN, LLP
1251 Avenue of the Americas
New York, NY 10020
Telephone: (212) 554-1400

Co-Lead Counsel for Plaintiffs

PLEASE DO NOT TELEPHONE THE COURT OR NU SKIN REGARDING THIS NOTICE.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Stipulation and Agreement of Settlement, dated July 13, 2016.

99.2	Notice to Current Nu Skin Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NU SKIN ENTERPRISES, INC.
 (Registrant)

/s/ Ritch Wood
Ritch Wood
 Chief Financial Officer

Date:  July 29, 2016

EXHIBIT INDEX

Exhibit No. Exhibit Description
Exhibit No.	Description

99.1	Stipulation and Agreement of Settlement, dated July 13, 2016.

99.2	Notice to Current Nu Skin Stockholders.